Exhibit 99.1

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
WASHINGTON MUTUAL, INC., et al.,	)	Case No. 08-12229 (MFW)
)
Debtors.	)	Jointly Administered
)
WMI LIQUIDATING TRUST,	)
)
Plaintiff,	)
)
v.	)
)
ANTHONY BOZZUTI,	)	Adv. No. 10-53131 (MFW)
CHANDAN SHARMA,	)	Adv. No. 10-53147 (MFW)
EDWARD F. BACH,	)	Adv. No. 10-53132 (MFW)
HENRY J. BERENS,	)	Adv. No. 10-53134 (MFW)
JOHN M. BROWNING,	)	Adv. No. 10-53156 (MFW)
KEITH O. FUKUI,	)	Adv. No. 10-53139 (MFW)
MARC MALONE,	)	Adv. No. 10-53152 (MFW)
MICHAEL ZARRO,	)	Adv. No. 10-53143 (MFW)
RACHEL M. MILEUR a/k/a	)
RACHELLE M. MILEUR,	)	Adv. No. 10-53133 (MFW)
THOMAS E. MORGAN	)	Adv. No. 10-53154 (MFW)
ANN TIERNEY,	)	Adv. No. 11-53299 (MFW)
TODD H. BAKER,	)	Adv. No. 11-54031 (MFW)
GENNADIY DARAKHOVSKIY,	)	Adv. No. 12-50902 (MFW)
ROBERT BJORKLUND, DARYL DAVID,	)
DEBORA HORVATH, JEFFREY JONES,	)
JOHN MCMURRAY, MICHAEL REYNOLDSON,	)
DAVID SCHNEIDER, BRUCE ALAN WEBER,	)
AND JEFFREY WEINSTEIN,	)	Adv. No. 12-50965 (MFW)
Defendants.	)
)

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O R D E R

AND NOW, this 1st day of FEBRUARY, 2019, upon consideration of the Motion of WMI Liquidating Trust (“the Trust”) for an Order (I) Granting WMI Liquidating Trust’s Omnibus Objections, (II) Deeming the Claimants’ Claims Disallowed, (III) Authorizing the Distribution of Funds in Disputed Claims Reserve, and (IV) Dismissing WMI Liquidating Trust’s Adversary Proceedings and the Responses and Briefs filed in opposition thereto, and the Motion of the Claimants for a ruling on whether payment of their claims is allowed under applicable federal regulations, and for the reasons articulated in the accompanying Memorandum Opinion, it is hereby

ORDERED that the Trust’s Motion is GRANTED; and it is further

ORDERED that the Claimants’ Motion is DENIED; and it is further

ORDERED that each of the Claims is hereby deemed DISALLOWED in its entirety; and it is further

ORDERED that Kurtzman Carson Consultants, LLC, the Court-appointed claims and noticing agent, is authorized and directed to mark the Claims as disallowed in the official claims register in the Debtors’ chapter 11 cases and take any other actions necessary to implement the relief granted herein; and it is further

ORDERED that the Trust is authorized to release and distribute such cash and Liquidating Trust Interests held in the Disputed Claims Reserve on behalf of the Claims in accordance with the provisions of the Confirmed Plan; and it is further

ORDERED that the Trust is authorized to take any actions necessary to implement the relief granted herein; and it is further

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ORDERED that the effectiveness of this Order is STAYED for twenty-one (21) days to allow the Claimants to file a notice of appeal to the United States District Court for the District of Delaware; and it is further

ORDERED that upon this Order becoming a final order, the Adversary Proceedings shall be deemed dismissed with prejudice and the Clerk of Court shall so note on the dockets thereof; and it is further

ORDERED that in the absence of an appeal, the Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, or enforcement of this Order.

BY THE COURT:

Mary F. Walrath, Judge
United States Bankruptcy Court

cc: Mark D. Collins, Esquire1

[1]	Counsel shall distribute a copy of this Order and the accompanying Memorandum Opinion to all interested parties and file a Certificate of Service with the Court.

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SERVICE LIST

Mark D. Collins, Esquire

Paul N. Heath, Esquire

Amanda R. Steele, Esquire

RICHARDS, LAYTON & FINGER, P.A.

One Rodney Square

920 N. King Street

Wilmington, DE 19801

and

Brian S. Rosen, Esquire

PROSKAUER ROSE LLP

Eleven Times Square

New York, NY 10036

and

John P. Mastando III, Esquire

Robert Swenson, Esquire

WEIL GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, NY 10153

Counsel for the WMI Liquidating Trust

Michael J. Joyce, Esquire

O’KELLY ERNST & JOYCE, LLC

901 N. Market Street, Suite 1000

Wilmington, DE 19801

and

Stephan E. Kyle, Esquire

KYLE LAW CORPORATION

465 California Street—5th Floor

San Francisco, CA 94104

Counsel to, Melba Ann Bartels,

Todd H. Baker, Sean Becketti,

Anthony J. Bozzuti, Alfred Brooks,

Thomas W. Casey, Gregory C. Camas,

Debora D. Horvath, Rajiv Kapoor,

Kenneth E. Kido, Marc Malone,

John P. McMurray, Thomas E. Morgan,

Stephen J. Rotella, David Schneider,

Genevieve Smith, Steven F. Stein,

Mitchell Stevens, Craig E. Tall,

Radha Thompson, Ann Tierney

Anthony Vuoto and Robert J. Williams, Jr.

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Michael J. Joyce, Esquire

O’KELLY ERNST & JOYCE, LLC

901 N. Market Street, Suite 1000

Wilmington, DE 19801

and

Robyn B. Sokol, Esquire

BRUTZKUS GUBNER ROZANSKY SEROR WEBER LLP

21650 Oxnard Street, Suite 500

Woodland Hills, CA 91367

Counsel to Daryl David, Kimberly Cannon,

Michael Reynoldson, Chandan Sharma

and Robert Bjorklund